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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 7, 2000



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               000-25374                             77-0250147
    (State or Other Jurisdiction of           (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)


                   420 NORTH MARY AVENUE                                             94086
                   SUNNYVALE, CALIFORNIA                                           (Zip Code)
         (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000




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ITEM 5. OTHER EVENTS.

     On September 7, 2000, General Magic, Inc., a Delaware corporation ("General Magic"), and the investment banking firm of Ladenburg Thalmann & Co. Inc. ("Ladenburg Thalmann") executed a letter agreement whereby Ladenburg Thalmann agreed to act as General Magic's exclusive placement agent for the offering of up to $45,000,000 worth of General Magic's common stock, par value $0.001 per share, on a "reasonable best efforts" basis (the "Engagement Agreement"). Ladenburg Thalmann has agreed that it will seek to identify institutional investors who may wish to purchase General Magic's common stock from time to time on specific terms to be negotiated between General Magic and such institutional investors. The securities will be offered by General Magic under a prospectus to be delivered pursuant to its pre-existing "shelf" registration statement on Form S-3 (File No. 333-79857) under which General Magic, during the summer of 1999, registered 10,000,000 shares of its common stock for sale. Ladenburg Thalmann is not committed to purchase any of General Magic's securities, regardless of whether Ladenburg Thalmann does or does not successfully identify others to purchase General Magic's securities. General Magic, in turn, is not obligated to sell any of its securities to any prospective purchaser successfully identified by Ladenburg Thalmann. Ladenburg Thalmann has advised General Magic that it will not purchase any of General Magic's securities for its own account or for any discretionary accounts managed by it.

     General Magic has agreed to pay Ladenburg Thalmann a cash placement fee equal to 3% of the gross proceeds to General Magic from each such sale for its services. General Magic has also agreed to issue Ladenburg Thalmann a warrant to purchase 100,000 shares of its common stock at a strike price equal to 115% of the average of the volume-weighted average prices of its common stock on the ten trading days prior to the filing of this Current Report on Form 8-K.

     General Magic will grant to Ladenburg Thalmann a $35,000 non-accountable expense allowance, payable one-half on the initiation of its engagement of Ladenburg Thalmann and one-half upon the closing of the first sale procured through Ladenburg Thalmann under the terms of the Engagement Agreement. In addition, General Magic agreed to indemnify Ladenburg Thalmann against certain liabilities under the Securities Act of 1933, as amended.

     A copy of the Engagement Agreement is included herein as Exhibit 1.1 and is hereby incorporated by reference into this Item 5.


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     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

Exhibit No.       Description
-----------       -----------
1.1               Letter Agreement, dated September 7, 2000 between General Magic, Inc.
                  and Ladenburg Thalmann & Co., Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL MAGIC, INC.

Dated: September 14, 2000           By: /s/ ROSE MARCARIO
                                        -----------------------
                                        Rose Marcario
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
1.1               Letter Agreement, dated September 7, 2000 between General Magic, Inc.
                  and Ladenburg Thalmann & Co., Inc.



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